UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 1, 2005

ENCISION, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-28604	84-1162056

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado		80301

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 444-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

                      Encision Inc. has supplemented its compensation program for Directors.  The Company’s outside Directors receive $12,000 a year for their services and are reimbursed for their out of pocket expenses incurred in connection with their directorship.  In addition, outside Directors who serve on the Audit Committee receive $6,000 a year for their services.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                      On June 1, 2005 Encision Inc. announced the appointment of Bruce Arfmann and George Stewart to it Board of Directors and Audit Committee, effective July 1, 2005.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by ENCISION, INC., June 1, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION, INC.

(Registrant)
Date June 7, 2005
/s/ MARCIA K. MCHAFFIE

Marcia K. McHaffie Controller Principal Accounting Officer